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Exhibit 15.1

May 5, 2004

Vornado Realty Trust
New York, New York

        We have made a review, in accordance with the standards established by the American Institute of Certified Public Accountants, of the unaudited interim financial information of Vornado Realty Trust for the periods ended March 31, 2004 and 2003, as indicated in our report dated May 5, 2004; because we did not perform an audit, we expressed no opinion on that information.

        We are aware that our report referenced to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, is incorporated by reference in:

  Registration Statement No. 333-68462 on Form S-8
  Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3
  Registration Statement No. 333-64015 on Form S-3
  Amendment No. 1 to Registration Statement No. 333-50095 on Form S-3
  Registration Statement No. 333-52573 on Form S-8
  Registration Statement No. 333-29011 on Form S-8
  Registration Statement No. 333-09159 on Form S-8
  Registration Statement No. 333-76327 on Form S-3
  Amendment No. 1 to Registration Statement No. 333-89667 on Form S-3
  Registration Statement No. 333-81497 on Form S-8
  Registration Statement No. 333-102216 on Form S-8
  Amendment No. 1 to Registration Statement No. 333-102215 on Form S-3
  Amendment No. 1 to Registration Statement No. 333-102217 on Form S-3
  Registration Statement No. 333-105838 on Form S-3
  Registration Statement No. 333-107024 on Form S-3
  Registration Statement No. 333-109661 on Form S-3
  Registration Statement No. 333-114146 on Form S-3
  Registration Statement No. 333-114807 on Form S-3

and in the following Joint Registration Statements of Vornado Realty Trust and Vornado Realty L.P.:

  Amendment No. 4 to Registration Statement No. 333-40787 on Form S-3
  Amendment No. 4 to Registration Statement No. 333-29013 on Form S-3
  Registration Statement No. 333-108138 on Form S-3

We are also aware that the aforementioned report, pursuant to Rule 436 (c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

/s/ DELOITTE & TOUCHE LLP Parsippany, New Jersey

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  Exhibit 15.1